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                                                                    Exhibit 32.3


          CERTIFICATION OF EDWARD J. LYSEN, CHIEF FINANCIAL OFFICER OF
               ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended September 30, 2003 of Advanced Environmental Recycling Technologies, Inc. (the "Issuer").

I, Edward J. Lysen, the chief financial officer of Issuer, certify that to the best of my knowledge:

         (i) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Issuer.

                                               /s/ EDWARD J. LYSEN
                                   ---------------------------------------------
                                                 Edward J. Lysen
                                              Chief Financial Officer

Dated: November 14, 2003


A signed original of this written statement required by Section 906 has been provided to the Issuer and will be furnished to the Securities and Exchange Commission, or its staff, upon request.